UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

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SCHEDULE 14C INFORMATION

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ING Investors Trust
(Name of Registrant as Specified in Its Charter)

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INFORMATION STATEMENT

April 10, 2014

ING High Yield Portfolio

Formerly, ING PIMCO High Yield Portfolio

(A series of ING Investors Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800)366-0066

ING HIGH YIELD PORTFOLIO IS NOT ASKING YOU FOR A PROXY REGARDING THE SUB-ADVISORY AGREEMENT FOR THE Portfolio AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

Introduction

Why did you send me this booklet?

This booklet includes an information statement (“Information Statement”) for a Portfolio in which you have an interest. This Information Statement is furnished in connection with the approval of a new sub-advisory agreement for ING High Yield Portfolio (the “Portfolio”). The Portfolio is a separate series of ING Investors Trust. This Information Statement will be provided on or about April 10, 2014, to shareholders of record as of the close of business on February 4, 2014 (the “Record Date”).

Shares of the Portfolio have been purchased by you through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction by your insurance company, through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity contract or, if you are a qualified plan participant (“Plan Participant”), through your Qualified Plan.

Shares of the Portfolio are available as investment options in variable annuity contracts and variable life insurance policies issued by an insurance company (“Variable Contracts”) to individuals and to sponsors of group pension and retirement plans. Shares of the Portfolio are also offered directly to certain Qualified Plans. Accordingly, the insurance companies and Qualified Plans or their trustees, as the record owners of the Portfolio’s shares are, in most cases, the true “shareholders” of the Portfolio. For ease of reference throughout this Information Statement, Plan Participants and holders of Variable Contracts will be referred to as “shareholders” of the Portfolio.

How can I obtain more information about the Portfolio?

Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 366-0066. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at http://www.ingfunds.com/literature or by contacting the Portfolio at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

Who are the affiliated service providers to the Portfolio?

Directed Services LLC

Directed Services LLC (“DSL” or the “Adviser”), a Delaware limited liability company, serves as the adviser to the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services in return for a single management fee.

DSL is registered with the U.S. Securities and Exchange Commission as an investment adviser and is registered with Financial Industry Regulatory Authority, Inc. (“FINRA”) as a broker-dealer.

DSL is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the Date of this Information Statement, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%.Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining controlling ownership interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

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It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolio, in connection with the IPO. Shareholders of the Portfolio approved the new investment advisory agreement prompted by the IPO, as well as any future advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolio, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolio and its operations.

Please see Appendix A for a listing of the names, addresses, and the principal occupations of the principal executive officers of the Adviser. For services provided under the investment advisory agreement, the Portfolio paid $4,680,574 in advisory fees to the Adviser for the fiscal year ended December 31, 2013.

ING Investments Distributor, LLC

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

For services provided under the distribution agreement, the Portfolio paid $2,692,134 to the Distributor for the fiscal year ended December 31, 2013. For the fiscal year ended December 31, 2013, the Portfolio did not pay any brokerage fees to an affiliate.

ING HIGH YIELD PORTFOLIO IS NOT ASKING YOU FOR A PROXY REGARDING THE SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

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Notice of a New Sub-Advisory Agreement

What is happening?

On October 22, 2013, the investment adviser to the Portfolio proposed and the Board of Trustees (the “Board”) approved a change in the Portfolio’s sub-adviser from Pacific Investment Management Company LLC (“PIMCO”) to ING Investment Management Co. LLC (“ING IM”) as well as related changes to the Portfolio’s name and principal investment strategies. Effective as of the close of business on February 4, 2014, ING IM began managing the Portfolio pursuant to a sub-advisory agreement between DSL and ING IM (the “New Sub-Advisory Agreement”). A supplement describing these changes was provided to shareholders on or about November 5, 2013. As a result of this change in sub-adviser, the Adviser and its affiliates will retain all of the advisory fees and sub-advisory fees for the Portfolio.

The Portfolio and the Adviser have obtained an exemptive order (the “Order”) from the SEC that permits the Adviser, with the approval of the Portfolio’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”). The Order is subject to certain conditions, including that the Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.

Who is the current Sub-Adviser?

ING IM is a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of DSL. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2013, ING IM managed approximately $81.2 billion in assets.

Who was the former sub-adviser?

The Portfolio was sub-advised by PIMCO until the close of business on February 4, 2014 pursuant to a sub-advisory agreement dated May 7, 2013 (the “Prior Sub-Advisory Agreement”). PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority-owned by Allianz SE. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

How did this change affect the management of the Portfolio?

Effective as of the close of business on February 4, 2014, the following individuals are jointly responsible for the day-to-day management of the Portfolio:

Randall Parrish, CFA, serves as Senior Portfolio Manager and head of U.S. high-yield at ING IM. Before being named a portfolio manager in 2007, Mr. Parrish served as a high-yield analyst focused on the media and retail/consumer sectors. Prior to joining ING IM, Mr. Parrish was a corporate banker in leveraged finance with Sun Trust Bank and predecessors to Bank of America.

Rick Cumberledge, CFA, Senior Portfolio Manager, joined ING IM in 2007. Prior to joining ING IM, Mr. Cumberledge worked at Federated Investors as a senior high yield credit analyst from 2001-2007. Previous experience includes positions with American Capital Strategies, Bank of America and Allied Capital.

Matt Toms, CFA, Portfolio Manager, joined ING IM in September 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment-grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets. Prior to joining ING IM, Mr. Toms was employed by Calamos Investments from March 2007 to September 2009, where he established and grew their fixed-income business. From May 2000 to March 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.

Were there changes to the name of the Portfolio, its investment objective, or principal investment strategies?

As described in the supplement to the Portfolio’s prospectus dated November 5, 2013, changes have been made to the name of the Portfolio, its investment objective, and its principal investment strategies in connection with appointment of ING IM as sub-adviser to the Portfolio. Effective as of the close of business on February 4, 2014, the Portfolio’s name was changed to ING High Yield Portfolio. Also effective as of the close of business on February 4, 2014, the Portfolio’s investment objective was changed. Currently, the Portfolio seeks to provide investors with a high level of current income and total return.

The following chart compares the prior principal investment strategy to the current principal investment strategy. These changes to the principal investment strategy were effective as of the close of business on February 4, 2014.

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	Prior Strategy	Current Strategy
Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield securities “junk bonds”. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Junk bonds may be represented by forwards or derivatives such as options, futures contracts, or swap agreements rated below investment-grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”), or Fitch Ratings (“Fitch”) or, if unrated, determined by the sub-adviser (“Sub-Adviser”) to be of comparable quality. The Portfolio may invest up to 20% of total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by the Sub-Adviser to be of comparable quality.

The remainder of the Portfolio’s assets may be invested in investment-grade debt instruments. The average duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Bank of America/Merrill Lynch U.S. High Yield Rated Index, as calculated by the Sub-Adviser, which as of December 31, 2012 was 3.41 years. The Portfolio may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio also may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio’s total assets.

The debt instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements on debt instruments and reverse repurchase agreements on debt instruments; debt instruments issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies, and government-sponsored enterprises; obligations of international agencies or supranational entities. The Portfolio may engage in short sales and may invest up to 10% of its total assets in preferred stocks.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield (high risk) bonds commonly known as (“junk bonds”). The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

High-yield bonds are debt securities that, at the time of purchase, are not rated by a nationally recognized statistical rating organization (“NRSRO”) or are rated below investment-grade (for example, rated below BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO. The Portfolio defines high-yield bonds to include: bank loans; payment- in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. In evaluating the quality of a particular high-yield bond for investment by the Portfolio, the sub-adviser (“Sub-Adviser”) does not rely exclusively on ratings assigned by a NRSRO. The Sub-Adviser will utilize a security’s credit rating as simply one indication of an issuer’s creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Portfolio’s portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Portfolio or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser’s assessment of interest rate trends and other economic or market factors.

Any remaining assets may be invested in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The Portfolio may invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Portfolio. The Portfolio may invest in companies of any size.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

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Prior Strategy	Current Strategy

The Portfolio may invest all of its assets in derivative instruments such as options, futures contracts, or swap agreements or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “buy backs” or “dollar rolls”). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital improvements, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

In choosing investments for the Portfolio, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high-yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser’s approach to decision making includes contributions from individual portfolio managers responsible for specific industry sectors.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

What are the key risks of investing in the Portfolio after the changes to the principal investment strategies?

In conjunction with the changes made to the principal investment strategies described above, changes were also made to the principal investment risks of the Portfolio. The following chart compares the prior principal investment risks to the current principal investment risks. These changes were effective as of the close of business on February 4, 2014.

Principal Risks	Prior Risks	Current Risks
Bank Instruments. The Portfolio may invest in certificates of deposit, fixed-time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although the Portfolio attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which the Portfolio invests or that serve as counterparties in transactions with the Portfolio.	✓

Call. During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.	✓	✓

Company. The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.	✓	✓

Convertible Securities. Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.	✓

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Principal Risks	Prior Risks	Current Risks
Credit. Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers’ long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.	✓	✓

Credit Default Swaps. The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity, and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.	✓	✓

Currency. To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.	✓	✓

Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.	✓	✓

Foreign Investments/Developing and Emerging Markets. Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.	✓	✓

High-Yield Securities. Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.	✓	✓

Inflation-Indexed Bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.	✓

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Principal Risks	Prior Risks	Current Risks
Interest in Loans. The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuations risks.		✓

Interest Rate. With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Information Statement, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.	✓	✓

Leverage. Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.	✓

Liquidity. If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.	✓	✓

Market. Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.	✓	✓

Market Capitalization. Stocks fall into three broad market capitalization categories – large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, small management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.		✓

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Principal Risks	Prior Risks	Current Risks
Mortgage- and/or Asset-Backed Securities. Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.	✓

Municipal Obligations. The municipal market in which the Portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.	✓

Other Investment Companies. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.	✓	✓

Prepayment and Extension. Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.	✓

Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.	✓	✓

Short Sales. Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. When the Portfolio sells a security short and the price of that security rises, it creates a loss for the Portfolio. Short sales create leverage and could increase the volatility of the Portfolio’s share price.	✓

Sovereign Debt. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.	✓

U.S. Government Securities and Obligations. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.	✓	✓

When Issued and Delayed Delivery Securities and Forward Commitments. When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.	✓

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Principal Risks	Prior Risks	Current Risks
Zero-Coupon Bonds and Pay-in-Kind Securities. Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency.		✓

What are the terms of the New Sub-Advisory Agreement?

The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the New Sub-Advisory Agreement included in Appendix B. The New Sub-Advisory Agreement is substantially similar to the Prior Sub-Advisory Agreement.

Fees. The Adviser and not the Portfolio is responsible for any fees due under the New Sub-Advisory Agreement and was responsible for any fees due under the Prior Sub-Advisory Agreement. The following table compares the fees under each agreement.

	Prior to the close of business on February 4, 2014	Effective as of the close of business on February 4, 2014
Sub-Advisory Fees (as a percentage of net assets)	0.250% on all assets

0.220% on the first $1 billion of the Portfolio’s average daily net assets;

0.216% on the next $1 billion of the Portfolio’s average daily net assets; and

0.212% of the Portfolio’s average daily net assets in excess of $2 billion.

In connection with the appointment of ING IM, the Adviser agreed to implement a reduction to the advisory fee from 0.49% on all assets to 0.49% on the first $1 billion, 0.48% on the next $1 billion, and 0.47% on all assets over $2 billion. In addition, the Adviser has agreed to waive a portion of its advisory fee equal to 50% of the savings to the Adviser resulting from the implementation of a sub-advisory fee reduction for the period from the close of business on February 5, 2014 through May 1, 2016.

Sub-Advisory Services. Both the Prior and New Sub-Advisory Agreements obligate the sub-adviser to provide a continuous investment program, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio.

Limitation of Liability. Both the Prior and New Sub-Advisory Agreements provide that the sub-adviser, any affiliated person of the sub-adviser, and each person, if any, who controls the sub-adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the sub-adviser’s duties, or by reason of reckless disregard of the sub-adviser’s obligations and duties.

Term and Continuance. After an initial two-year term, the New Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Prior Sub-Advisory Agreement contained an identical provision with respect to the term and continuance of the sub-advisory contract.

Termination. The New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon 60 days’ written notice to ING IM, by: (1) the Board; (2) vote of a majority of outstanding voting securities of the Portfolio; or (3) the Adviser. ING IM may terminate the New Sub-Advisory Agreement at any time, without the payment of any penalty upon three months’ written notice unless the Portfolio or the Adviser requests additional time to find a replacement, in which case ING IM shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. ING IM may also terminate the New Sub-Advisory Agreement at any time, without payment of penalty, in the event either ING IM (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event the applicable Adviser becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that ING IM does not receive compensation for its services as required by the terms of the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement provided for the same terms with respect to termination as the New Sub-Advisory Agreement, except that the Adviser or the Portfolio could not request additional time to find a replacement if PIMCO elected to terminate the Prior Sub-Advisory Agreement.

The Prior Sub-Advisory Agreement was last approved by shareholders and the Board on April 30, 2004, and March 7, 2013, respectively.

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What factors did the Board consider?

At a meeting of the Board of the Portfolio held on October 22, 2013, taking into account the discussions had at its prior meetings, including an in-person meeting held on September 12, 2013, and a special telephonic meeting held on October 4, 2013, the Board determined to (1) terminate PIMCO as sub-adviser to the Portfolio effective as of the close of business on February 4, 2014; (2) appoint ING IM as sub-adviser to the Portfolio effective as of the close of business on February 4, 2014; and (3) approve the New Sub-Advisory Agreement with ING IM, under which ING IM will manage the Portfolio effective as of the close of business on February 4, 2014.

In determining whether to approve the New Sub-Advisory Agreement with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement with ING IM should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the proposed New Sub-Advisory Agreement with ING IM included the following: (1) an analysis of ING IM as a sub-adviser that would replace PIMCO as sub-adviser to the Portfolio; (2) a presentation from DSL regarding proposals, including the termination of PIMCO as sub-adviser for the Portfolio and the appointment of ING IM as the new sub-adviser (“Sub-Adviser Change”), intending to, among other things, enhance the efficiency and reduce the complexity of the ING Funds Complex; (3) memoranda and related materials provided to the Board in advance of its September 12, October 4, and October 22, 2013 meetings discussing: (a) DSL’s rationale for proposing the Sub-Adviser Change, (b) the performance of ING IM in implementing its high yield investment strategy; (c) explanations by ING IM as to why recent personnel changes at the firm are not expected to adversely impact the performance of the Portfolio; (d) ING IM’s firm-wide resources, investment philosophy, and overall investment process; (4) Fund Analysis and Comparison Tables that provide information about the performance and projected net expense ratio of the Portfolio as compared with a representative group of mutual funds with similar investment programs to the investment program of the Portfolios modified in connection with the appointment of ING IM; (5) ING IM’s responses to inquiries from K&L Gates, counsel to the Independent Trustees; (6) supporting documentation, including a copy of the form of the Sub-Advisory Agreement; and (7) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Independent Trustees (with one Trustee dissenting), considered a number of factors including, but not limited to, the following: (1) DSL’s view with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds Complex; (2) the nature and quality of the services to be provided by ING IM under the New Sub-Advisory Agreement; (3) the personnel, operations, financial condition, investment management capabilities, methodologies, and resources of ING IM and its fit among the stable of managers in the ING Funds Complex; (4) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by ING IM; (5) the costs for the services to be provided by ING IM; (6) the sub-advisory fee rates payable by DSL, the Adviser to the Portfolio, to ING IM; (7) the 50/50 waiver arrangement whereby a portion of the benefit DSL will receive due to the lower contractual sub-advisory fee to be paid to ING IM as compared to PIMCO will be shared with the shareholders of the Portfolio; (8) the proposed advisory fee breakpoints for the Portfolio to be implemented in connection with the Sub-Adviser Change to provide further benefits to the shareholders of the Portfolio; (9) ING IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (10) the appropriateness of the selection of ING IM in light of the Portfolio’s proposed investment objective and investor base; and (11) ING IM’s Code of Ethics, which had previously been approved by the Board, and related procedures for complying with that Code.

In addition to the above factors that generally favored the Sub-Adviser Change, the Board considered the following factors that might weigh against the Sub-Adviser Change: (1) PIMCO’s long-term performance track records, size and reputation in the industry as compared to ING IM; (2) recent changes in portfolio manager personnel at ING IM as noted by the Portfolio’s Chief Investment Risk Officer; (3) DSL’s conflict of interest in proposing the appointment of a sub-adviser that is an affiliate of DSL to replace an unaffiliated sub-adviser, including the net revenue benefits for DSL and its affiliates that would result from the Sub-Adviser Change; and (4) the limited extent to which DSL explored potential alternatives to the Sub-Adviser Change.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as a sub-adviser to the Portfolio under the New Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by DSL to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Portfolio’s Chief Compliance Officer that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Portfolio (with one Trustee dissenting). During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

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General Information about the Information Statement

Can shareholders submit proposals for consideration in a future Proxy Statement?

The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Information Statement?

Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at (800) 366-0066. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of an information statement with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 366-0066.

Who pays for this Information Statement?

The Portfolio will not pay the expenses in connection with this Information Statement. The Adviser (or an affiliate) will pay expenses, including the printing, mailing, legal, and out-of-pocket expenses. These expenses are estimated to be $66,900.

How many shares were outstanding as of the Record Date?

As of February 4, 2014, the following shares of beneficial interest of the Portfolio were outstanding:

Class	Shares Outstanding
ADV	11,100,661.385
I	4,102,346.297
S	65,424,477.622
S2	666,391.131
Total	81,293,876.435

Appendix C lists the persons that, as of February 4, 2014, owned beneficially or of record 5% or more of the outstanding shares of any class of the Portfolio. To the best of the Portfolio’s knowledge, as of February 4, 2014, no Independent Trustee owned 1% or more of the outstanding shares of any class of the Portfolio. As of February 4, 2014, none of the Independent Trustees or their immediate family members owned any shares of the Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Adviser or principal underwriter of the Portfolio (not including registered investment companies).

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Appendix A: Principal Executive Officers

Executive Officers of Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

Chad J. Tope – President

Richard Gelfand – Chief Financial Officer

Shaun P. Mathews – Executive Vice President

Michael J. Roland – Senior Vice President and Investment Adviser Chief Compliance Officer

Regina Gordon – Broker Dealer Chief Compliance Officer

David Pendergrass – Vice President, Treasurer

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Appendix B: Form of Sub-Advisory Agreement

AGREEMENT dated May 7, 2013, Directed Services LLC, a Delaware limited liability company (the “Manager”), and ING Investment Management Co. LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated May 7, 2013, as amended (the “Investment Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Investment Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to include only those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2. Sub-Adviser Duties. Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”); and (2), if applicable, manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Trust solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

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The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v) The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b) The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(c) The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d) With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series as outlined in the Registration Statement for the Trust, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

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3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Investment Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the Investment Management fee under said Investment Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Investment Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7. Marketing Materials.

(a) During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b) During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

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8. Compliance.

(a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust: (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c) The Manager agrees that it shall promptly notify the Sub-Adviser: (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Trust.

11. Non-Exclusivity. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14. Liability.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser: (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

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15. Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which: (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which: (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

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(d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16. Duration and Termination.

(a) With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through two years from the effective date with respect to each such Series of this Agreement. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of Trustees of the Trust; or (2) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of: (1) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (2) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and to the extent necessary under applicable law, the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board of Trustees of the Trust; or (2) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (1) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (2) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (1) by the Manager at any time, upon sixty days’ written notice to the Sub-Adviser and the Trust; (2) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty days’ written notice to the Manager and the Sub-Adviser; or (3) by the Sub-Adviser upon three months’ written notice unless the Trust; or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

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(b) Notices. Any notice must be in writing and shall be sufficiently given: (1) when delivered in person; (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched); (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service); or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Attention: Kimberly A. Anderson

If to the Sub-Adviser:

ING Investment Management Co. LLC

One Orange Way, C1-N

Windsor, CT 06095

Attention: Christopher Kurtz

With a copy to:

ING Investment Management Co. LLC

230 Park Avenue

New York, NY 10169

Attention: Gerald Lins

If to the Manager:

Directed Services LLC

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

Attention: Michael J. Roland

17. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b) The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Investment Management Agreement.

(c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g) This Agreement may be executed in counterparts.

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Appendix C: Beneficial Ownership as of the Record Date

The following table provides information about the persons or entities who, to the knowledge of the Portfolio, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares as of February 4, 2014.

Name and Address of Shareholder	Percent of Class and Type of Ownership[1]	Percentage of Fund
ING National Trust 1 Orange Way Windsor, CT 06095-4773	76.5% Class A; 8.6 Class I; Beneficial	10.9%
ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 One Orange Way B3N Windsor, CT 06095	23.4% Class A; Beneficial	3.2%
ING Global Perspectives Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Suite 100 Scottsdale, AZ 85258-2034	5.6% Class I; Beneficial	0.3%
ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	85.9% Class I; 19.5% Class S; 99.6% Class S2; Beneficial	20.9%
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	77.5% Class S; Beneficial	62.3%

1.	Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

Relating to

ING HIGH YIELD PORTFOLIO

Formerly, ING PIMCO High Yield Portfolio

(a series of ING Investors Trust)

7337 East Doubletree Ranch Rd., Suite 100

Scottsdale, AZ 85258-2034

(800) 366-0066

This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the internet relating to ING High Yield Portfolio (the “Portfolio”), a series of ING Investors Trust (the “Trust”). The Information Statement details a sub-adviser change relating to the Portfolio. In connection with its duties as the investment adviser for the Trust, Directed Services LLC (the “Adviser”) reviews and evaluates the Trust’s sub-advisers on an ongoing basis.

At a meeting held on October 22, 2013, the Board of Trustees of the Trust (the “Board”) approved the selection of ING Investment Management Co. LLC (the “Sub-Adviser”) pursuant to a sub-advisory agreement effective as of the close of business on February 4, 2014 (the “Sub-Advisory Agreement”) to replace Pacific Investment Management Company LLC (“PIMCO”), the prior sub-adviser to the Portfolio. A prospectus supplement describing these and other changes was provided to shareholders on or about November 5, 2013.

The appointment of the Sub-Adviser as the Portfolio’s sub-adviser under the Sub-Advisory Agreement was effected in accordance with an exemptive order (the “Order”) that the U.S Securities and Exchange Commission granted to the Trust permitting the Adviser, with the approval of the Portfolio’s Board but without obtaining shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with the Adviser as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser. Consequently, the Trust is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new sub-advisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Portfolio will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at http://www.proxyvote.com/ing until July 9, 2014. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at the address or phone number listed above. If you want to receive a paper or email copy of the Information Statement, you must request one no later than April 10, 2015.